Exhibit 4.1

Innovation, Science and Economic Development Canada Corporations Canada
Innovation, Sciences et Développement économique Canada Corporations Canada
Certificate of Incorporation Canada Business Corporations Act
Certificat de constitution Loi canadienne sur les sociétés par actions
10390461 Canada Inc.
Corporate name / Dénomination sociale
1039046-1 Corporation number / Numéro de société
I HEREBY CERTIFY that the above-named corporation, the articles of incorporation of which are attached, is incorporated under the Canada Business Corpporations Act.
JE CERTIFIE que la société susmentionnée, dont les statuts constitutifs sont joints, est constituée en vertu de la Loi canadienne sur les sociétés par actions.
Virginie Ethier Director / Directeur 2017-09-01 Date of Incorporation (YYYY-MM-DD)
Date de constitution (AAAA-MM-JJ)
Canada

Innovation, Science and Economic Development Canada
Corporations Canada
Innovation, Sciences et Développement économique Canada
Corporations Canada
Form 1
Articles of Incorporation
Canada Business Corporations Act (s. 6)
Formulaire 1
Statuts constitutifs
Loi canadienne sur les sociétés par actions (art. 6)
1 Corporate name
Dénomination sociale
10390461 Canada Inc.
2 The province or territory in Canada where the registered office is situated
La province ou le territoire au Canada où est situé le siège social
QC
3 The classes and any maximum number of shares that the corporation is authorized to issue
Catégories et le nombre maximal d^actions que la société est autorisée à émettre
See attached schedule / Voir l’annexe ci-jointe
4 Restrictions on share transfers
Restrictions sur le transfert des actions
See attached schedule / Voir l’annexe ci-jointe
5 Minimum and maximum number of directors
Nombre minimal et maximal d^administrateurs
Min. 1 Max. 11
6 Restrictions on the business the corporation may carry on
Limites imposées à l^activité commerciale de la société
There are no restrictions on the business the Corporation may carry on or on the powers the Corporation may exercise.
7 Other Provisions
Autres dispositions
See attached schedule / Voir l’annexe ci-jointe
8 Incorporator’s Declaration: I hereby certify that I am authorized to sign and submit this form.
Déclaration des fondateurs : J’atteste que je suis autorisé à signer et à soumettre le présent formulaire.
Name(s) - Nom(s)
Pascal Tremblay
Original Signed by - Original signé par
Pascal Tremblay
Pascal Tremblay
Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250(1) of the CBCA).
Faire une fausse déclaration constitute une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d’une amende maximale de 5 000 $ et d’un emprisonnement maximal de six mois, ou l’une de ces peines (paragraphe 250(1) de la LCSA).
You are providing information required by the CBCA. Note that both the CBCA and the Privacy Act allow this information to be disclosed to the public. It will be stored in personal information bank number IC/PPU-049.
Vous fournissez des renseignements exigés par la LCSA. Il est à noter que la LCSA et la Loi sur les renseignements personnels permettent que de tels renseignements soient divulgués au public. Ils seront stockés dans la banque de renseignements personnels numéro IC/PPU-049.
Canada
IC 3419 (2008/04)

SCHEDULE A

DESCRIPTION OF SHARE CAPITAL

The Corporation is authorized to issue an unlimited number of class A common shares (the “Class A Common Shares”) issuable in series (each, a “Series”), an unlimited number of class B common shares (the “Class B Common Shares”) and 1,000 preferred shares (the “Preferred Shares”).

1.	CLASS A COMMON SHARES

Subject to the provisions of these articles, the Class A Common Shares shall carry the following rights, privileges, conditions and restrictions:

1.1	Features Specific to this Class of Shares

1.1.1	Series. Subject to Section 1.1.2, the Class A Common Shares will be issued in Series.

1.1.2

Powers of the Board. The Board of Directors may, from time to time, subject to the provisions of the Corporation’s shareholders’ agreement to be entered into in September 2017, as amended from time to time (the “Shareholders Agreement”), provide for the creation and issuance of additional Series of Class A Common Shares and the Board of Directors shall, prior to the issuance of the Class A Common shares of any particular Series:

(a)	establish the designation of such Series of Class A Common Shares;

(b)	determine the number of Class A Common Shares constituting such Series;

(c)	determine, subject to the characteristics applicable to all Class A Common Shares, the rights and restrictions attaching to such Series of shares; and

(d)	amend the articles of the Corporation accordingly, in accordance with the Canada Business Corporations Act.

1.1.3

Voting Rights. Holders of Class A Common Shares shall have the right to receive notice of any meeting of shareholders of the Corporation, to attend such meeting and to vote thereat on the basis of the voting rights associated with each Series.

1.1.4

Dividends. Holders of Class A Common Shares shall have the right to receive any dividend declared by the Corporation pari passu with the holders of Class B Common Shares. No Series of Class A Common Shares shall entitle its holders to any dividend or to any cumulative dividends.

1.1.5

Remaining Property. Subject to Section 1.2.1(c) and Section 3.3 as well as the provisions of the Shareholders Agreement, upon the liquidation or dissolution of the Corporation, holders of Class A Common Shares shall have the right to share the remaining property of the Corporation pari passu with the holders of the Class B Common Shares.

1.1.6

Partial Payment. Subject to Section 1.2.1(c), if any amount payable on return of capital and on distribution of assets upon liquidation or dissolution in respect of Class A Common Shares of all Series are not paid in full, the Class A Common Shares of all Series must participate proportionally in respect of such operations, in proportion to the amounts due on each Series.

1.1.7

Priority. Subject to Section 1.2.1(c), no rights, preferences, conditions or restrictions attached to a Series of Class A Common Shares confer a preferential treatment in respect of dividends, return of capital or distributions of assets upon liquidation or dissolution, on a Series of Class A Common Shares over any other Series of Class A Common Shares that are then issued and outstanding.

1.2	Features specific to each Series

1.2.1	Class A Common Shares, Series A

(a)

Series. In accordance with the rights, privileges, conditions and restrictions provided for in the description of the Class A Common Shares, an unlimited number of Class A Common Shares, Series A are created. In addition to the rights, privileges, conditions and restrictions attaching to the Class A Common Shares, Series A of such shares will carry the rights, privileges, conditions and restrictions set out below in this Section 1.2.1.

(b)	Consideration. Class A Common Shares, Series A may only be issued for a consideration payable in money or in property.

(c)

Voting Right. Holders of Class A Common Shares, Series A shall have the right to receive notice of any meeting of shareholders of the Corporation, to attend such meeting to vote thereat on the basis of 1.0000001 votes per Class A Common Share, Series A.

1.2.2	Class A Common Shares, Series B

(a)

Series. In accordance with the rights, privileges, conditions and restrictions provided for in the description of the Class A Common Shares, an unlimited number of Class A Common Shares, Series B are created. In addition to the rights, privileges, conditions and restrictions attaching to the Class A Common Shares, Series B of such shares will carry the rights, privileges, conditions and restrictions set out below in this Section 1.2.2.

(b)	Consideration. Class A Common Shares, Series B may only be issued for a consideration payable in money.

(c)

Voting Right. Holders of Class A Common Shares, Series B shall have the right to receive notice of any meeting of shareholders of the Corporation, to attend such meeting and to vote thereat on the basis of one (1) vote per Class A Common Share, Series B.

1.2.3	Class A Common Shares, Series C

(a)

Series. In accordance with the rights, privileges, conditions and restrictions provided for in the description of the Class A Common Shares, an unlimited number of Class A Common Shares, Series C are created. In addition to the rights, privileges, conditions and restrictions attaching to the Class A Common Shares, Series C of such shares will carry the rights, privileges, conditions and restrictions set out below in this Section 1.2.3.

(b)	Consideration. Class A Common Shares, Series C may only be issued for a consideration payable in money.

(c)

Voting Right. Holders of Class A Common Shares, Series C shall have the right to receive notice of any meeting of shareholders of the Corporation, to attend such meeting and to vote thereat on the basis of one (1) per Class A Common Share, Series C.

(d)

Right to Exchange Shares. Holders of Class A Common Shares, Series C shall have the right, at any time and in their entire discretion, with respect to all or part of their shares, to exchange their Class A Common Shares, Series C for Class A Common Shares, Series B.

(e)

Terms of Exchange. The rate of exchange shall be one (1) Class A Common Share, Series B for each Class A Common Share, Series C which shall be exchanged. In accordance with the provisions of the Canada Business Corporations Act, the Class A Common Shares, Series C so exchanged shall be automatically cancelled and shall automatically become Class A Common Shares, Series B at the date of their exchange and the Corporation shall amend accordingly the stated capital accounts maintained for the Class A Common Shares, Series C and Class A Common Shares, Series B.

(f)

Exchange Procedure. Holders of Class A Common Shares, Series C who wish to exchange their shares shall deliver to the registered office of the Corporation a notice in writing indicating the number of Class A Common Shares, Series C which they wish to exchange as well as the date at which such exchange shall take place. This notice shall be sent along with the certificate or certificates representing the Class A Common Shares, Series C which are to be exchanged and shall bear the signature of the person registered in the corporate records as being the holder of these Class A Common Shares, Series C or the signature of its duly authorized representative. Upon receipt of this notice and of the certificate or certificates representing the Class A Common Shares, Series C which are to be exchanged, the Corporation shall draw up a certificate for the Class A common Shares, Series B to be issued as consideration for the exchange.

2.	CLASS B COMMON SHARES

Subject to the provisions of these articles, the Class B Common Shares shall carry the following rights, privileges, conditions and restrictions:

2.1	Voting Right

Except where the right to vote is conferred specifically thereon by the Canada Business Corporations Act, the Class B Common Shares shall not confer upon their holders the right to vote at meetings of shareholders, to be convened to or to attend such meetings.

2.2	Dividends

Holders of Class B Common Shares shall have the right to receive any dividend declared by the Corporation pari passu with the holders of Class A Common Shares.

2.3	Remaining Property

Subject to Section 1.2.1(c) and Section 3.3 the provisions of the Shareholders Agreement, upon the liquidation or dissolution of the Corporation, holders of Class B Common Shares shall have the right to share the remaining property of the Corporation pari passu with the holders of Class A Common Shares.

3.	PREFERRED SHARES

Subject to the provision of these articles, the Preferred Shares shall carry the following rights, privileges, conditions and restrictions:

3.1	Voting Right

Except where the right is conferred specifically thereon by the Canada Business Corporations Act, the Preferred Shares shall not confer upon their holders the right to vote at meetings of shareholders, to be convened to or to attend such meetings.

3.2	Dividends

Holders of Preferred Shares shall not have the right to receive any dividend declared by the Corporation.

3.3	Reimbursement

Subject to the provisions of the Shareholders Agreement, upon the liquidation or dissolution of the Corporation, holders of Preferred Shares shall receive, in priority to the holders of Class A Common Shares and Class B Common Shares an amount equal to US$1.0 per Preferred Share.

3.4	Additional Participation

Holders of Preferred Shares shall not participate further in the property or profits of the Corporation.

3.5	Exchange Right

3.5.1	Right to Exchange Shares

Holders of Preferred Shares shall have the right with respect to all or part of their shares, to exchange their Preferred Shares for Class A Common Shares Series A in accordance with the provisions of the Shareholders Agreement.

3.5.2	Terms of Exchange

In accordance with the provisions of the Canada Business Corporations Act, the Preferred Shares so exchanged shall be automatically cancelled and shall automatically become Class A Common Shares Series A in accordance with the provisions of the Shareholders Agreement at the date of their exchange and the Corporation shall amend accordingly the stated capital accounts maintained for the Preferred Shares and Class A Common Shares Series A.

3.5.3	Exchange Procedure

Holders of Preferred Shares who wish to exchange their shares shall deliver to the registered office of the Corporation a notice in writing indicating the number of Preferred Shares which they wish to exchange as well as the date at which such exchange shall take place. This notice shall be sent along with the certificate or certificates representing the Preferred Shares which are to be exchanged and shall bear the signature of the person registered in the corporate records as being the holder of these Preferred Shares or the signature of its duly authorized representative. Upon receipt of this notice and of the certificate or certificates representing the Preferred Shares which are to be exchanged, the Corporation shall draw up a certificate for the Class A Common Shares Series A to be issued as consideration for the exchange.

Schedule / Annexe

Restrictions on Share Transfers / Restrictions sur le transfert des actions

The transfer of shares in the capital of the Corporation shall be restricted in the manner provided in Article 7 of these articles.

Schedule / Annexe

Other Provisions / Autres dispositions

The right to transfer securities (including for greater certainty shares) other than non-convertible debt securities of the Corporation, shall be restricted in that no such securities shall be transferred without either:

(a) the consent of the directors of the Corporation, expressed by a resolution passed by the directors or by an instrument or instruments in writing signed by a majority of the directors, which consent may be given either prior or subsequent to the time of transfer of such securities; or

(b) the consent of the holder or holders of shares of the Corporation to which are attached at least a majority of the votes attaching to all shares of the Corporation for the time being outstanding carrying a voting right either under all circumstances or under some circumstances that have occurred and are continuing, expressed by a resolution passed by such holder or holders or by an instrument or instruments in writing signed by such holder or holders, which consent may be given either prior or subsequent to the time of transfer of such securities.

Innovation, Science and
Economic Development Canada
Corporations Canada
Innovation, Sciences et
Développement économique Canada
Corporations Canada
Certificate of Amendment
Canada Business Corporations Act
Certificat de modification
Loi canadienne sur les sociétés par actions
PIVOTAL DEVELOPMENT CORPORATION INC.
LA CORPORATION DE DÉVELOPPEMENT PIVOTAL INC.
Corporate name / Dénomination sociale
1039046-1 Corporation number / Numéro de société
I HEREBY CERTIFY that the articles of the
above-named corporation are amended under
section 178 of the Canada Business
Corporations Act as set out in the attached
articles of amendment.
JE CERTIFIE que les statuts de la société
susmentionnée sont modifiés aux termes de
l’article 178 de la Loi canadienne sur les
sociétés par actions, tel qu’il est indiqué dans les
clauses modificatrices ci-jointes.
Virginie Ethier
Director / Directeur
2017-09-21
Date of amendment (YYYY-MM-DD)
Date de modification (AAAA-MM-JJ)
Canada

Innovation, Science and
Economic Development Canada
Corporations Canada
Innovation, Sciences et
Développement économique Canada
Corporations Canada
Canada Business Corporations Act (CBCA)
FORM 4
ARTICLES OF AMENDMENT
(Sections 27 or 177)
1 - Current corporate name
10390461 CANADA INC.
2 - Corporation number
1039046 - 1
3 - The articles are amended as follows (note that more than one section can be filled out)
A: The corporation changes its name to:
PIVOTAL DEVELOPMENT CORPORATION INC.
LA CORPORATION DE DÉVELOPPEMENT PIVOTAL INC.
B: The corporation changes the province or territory in Canada where the registered office is situated to:
To complete the change, a Form 3 - Change of Registered Office Address must accompany the Articles of Amendment.
C: The corporation changes in the minimum and/or maximum number of directors to: (for a fixed number of directors, indicate the same number in both boxes).
Minimum number
Maximum number
D: Other changes: (for example, to the classes of shares, to the restrictions on share transfers, to restrictions on the businesses of the corporation or to any other provisions that are permitted by the CBCA to be set out in the Articles) Please specify.
4 - Declaration
I hereby certify that I am a director or an authorized officer of the corporation.
Signature:
Print name: Pascal Tremblay
Telephone number:
Note: Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or to both (subsection 250(1) of the CBCA).
ISED-ISDE 3069E (2016/11) Page 1 of 2
Canada

Innovation, Science and Economic Development Canada Corporations Canada
Innovation, Sciences et Développement économique Canada Corporations Canada
Certificate of Amendment Certificat de modification
Canada Business Corporations Act Loi canadienne sur les sociétés par actions
NUVEI CORPORATION CORPORATION NUVEI
Corporate name / Dénomination sociale
1039046-1
Corporation number / Numéro de société
I HEREBY CERTIFY that the articles of the above-named corporation are amended under section 178 of the Canada Business Corporations Act as set out in the attached articles of amendment.
JE CERTIFIE que les statuts de la société susmentionnée sont modifiés aux termes de l’article 178 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes.
R Edwards Raymond Edwards Director / Directeur
2018-11-27 Date of amendment (YYYY-MM-DD) Date de modification (AAAA-MM-JJ)
Canada

Innovation, Science and Economic Development Canada Corporations Canada
Innovation, Sciences et Développement économique Canada Corporations Canada
Form 4 Articles of Amendment Canada Business Corporations Act (CBCA) (s. 27 or 177)
Formulaire 4 Clauses modificatrices Loi canadienne sur les sociétés par actions (LCSA) (art. 27 ou 177)
1 Corporate name Dénomination sociale PIVOTAL DEVELOPMENT CORPORATION INC. LA CORPORATION DE DÉVELOPPEMENT PIVOTAL INC.
2 Corporation number Numéro de la société 1039046-1
3 The articles are amended as follows Les statuts sont modifiés de la façon suivante
The corporation changes its name to: La dénomination sociale est modifiée pour : NUVEI CORPORATION CORPORATION NUVEI
4 Declaration: I certify that I am a director or an officer of the corporation. Déclaration : J’atteste que je suis un administrateur ou un dirigeant de la société.
Original signed by / Original signé par Pascal Tremblay Pascal Tremblay 450-651-5000
Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250 (1) of the CBCA).
Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d’une amende maximale de 5 000 $ et d’un emprisonnement maximal de six mois, ou l’une de ces peines (paragraphe 250(1) de la LCSA).
You are providing information required by the CBCA. Note that both the CBCA and the Privacy Act allow this information to be disclosed to the public. It will be stored in personal information bank number IC/PPU-049.
Vous fournissez des renseignements exigés par la LCSA. Il est à noter que la LCSA et la Loi sur les renseignements personnels permettent que de tels renseignements soient divulgués au public. Ils seront stockés dans la banque de renseignements personnels numéro IC/PPU-049.
Canada IC 3069 (2008/04

Innovation, Science and Economic Development Canada Corporations Canada
Innovation, Sciences et Développement économique Canada Corporations Canada
Certificate of Amendment Canada Business Corporations Act
Certificat de modification Loi canadienne sur les sociétés par actions
NUVEI CORPORATION CORPORATION NUVEI
Corporate name / Dénomination sociale
1039046-1
Corporation number / Numéro de société
I HEREBY CERTIFY that the articles of the above-named corporation are amended under section 178 of the Canada Business Corporations Act as set out in the attached articles of amendment.
JE CERTIFIE que les statuts de la société susmentionnée sont modifiés aux termes de l’article 178 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes.
R Edwards Raymond Edwards Director / Directeur
2019-07-12
Date of amendment (YYYY-MM-DD)
Date de modification (AAAA-MM-JJ)
Canada

Innovation, Science and Economic Development Canada Corporations Canada
Innovation, Sciences et Développement économique Canada Corporations Canada
Form 4 Articles of Amendment
Canada Business Corporations Act (CBCA) (s. 27 or 177)
Formulaire 4 Clauses modificatrices
Loi canadienne sur les sociétés par actions (LCSA) (art. 27 ou 177)
1 Corporate name Dénomination sociale NUVEI CORPORATION CORPORATION NUVEI
2 Corporation number Numéro de la société 1039046-1
3 The articles are amended as follows Les statuts sont modifiés de la façon suivante
See attached schedule / Voir l’annexe ci-jointe
4 Declaration: I certify that I am a director or an officer of the corporation.
Déclaration : J’atteste que je suis un administrateur ou un dirigeant de la société.
Original signed by / Original signé par
Philip Fayer Philip Fayer 514-227-6888
Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250 (1) of the CBCA).
Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d’une amende maximale de 5 000 $ et d’un emprisonnement maximal de six mois, ou l’une de ces peines (paragraphe 250(1) de la LCSA).
You are providing information required by the CBCA. Note that both the CBCA and the Privacy Act allow this information to be disclosed to the public. It will be stored in personal information bank number IC/PPU-049.
Vous fournissez des renseignements exigés par la LCSA. Il est à noter que la LCSA et la Loi sur les renseignements personnels permettent que de tels renseignements soient divulgués au public. Ils seront stockés dans la banque de renseignements personnels numéro IC/PPU-049.
Canada IC 3069 (2008/04)

SCHEDULE A-1

ARTICLES OF AMENDMENT

D:	Other changes:

The articles of the Corporation are amended as follows:

1.	Redesignation of the “preferred shares” as “Class A preferred shares”;

2.

Creation of a new Class of share designated as “Class B preferred shares”, the authorized number of which is 89,239,939 and the rights, privileges, conditions and restrictions of which are described in Schedule A attached to the Articles of Amendment and forming an integral part hereof;

3.

Amendment of the rights, privileges, conditions and restrictions attached to the class A common shares, class B common shares and Class A preferred shares in order to acknowledge the prior rank of the Class B preferred shares upon the dissolution of the Corporation, the partition of its property upon liquidation thereof or the distribution of all or part of its assets among the shareholders and the changes necessary for such amendment shall apply mutatis mutandis to the provisions pertaining to the said shares;

4.	Replacement of the Schedule A attached to the Articles of Incorporation by the Schedule A attached to the Articles of Amendment and forming an integral part hereof.

SCHEDULE A

DESCRIPTION OF SHARE CAPITAL

The Corporation is authorized to issue an unlimited number of class A common shares (the “Class A Common Shares”) issuable in series (each, a “Series”), an unlimited number of class B common shares (the “Class B Common Shares”), 1,000 Class A preferred shares (the “Class A Preferred Shares”) and 89,239,939 Class B preferred shares (the “Class B Preferred Shares”).

1.	CLASS A COMMON SHARES

Subject to the provisions of these articles, the Class A Common Shares shall carry the following rights, privileges, conditions and restrictions:

1.1	Features Specific to this Class of Shares

1.1.1	Series. Subject to Section 1.1.2, the Class A Common Shares will be issued in Series.

1.1.2

Powers of the Board. The Board of Directors may, from time to time, subject to the provisions of the Corporation’s shareholders’ agreement dated September 21, 2017, as amended from time to time (the “Shareholders Agreement”), and in addition to the various Series created under Section 1.2, provide for the creation and issuance of additional Series of Class A Common Shares and the Board of Directors shall, prior to the issuance of the Class A Common Shares of any such Series:

(a)	establish the designation of such Series of Class A Common Shares;

(b)	determine the number of Class A Common Shares constituting such Series;

(c)	determine, subject to the characteristics applicable to all Class A Common Shares, the rights and restrictions attaching to such Series of shares; and

(d)	amend the articles of the Corporation accordingly, in accordance with the Canada Business Corporations Act.

1.1.3

Voting Rights. Holders of Class A Common Shares shall have the right to receive notice of any meeting of shareholders of the Corporation, to attend such meeting and to vote thereat on the basis of the voting rights associated with each Series.

1.1.4

Dividends. Subject to the rights of the holders of Class B Preferred Shares, holders of Class A Common Shares shall have the right to receive any dividend declared by the Corporation pari passu with the holders of Class B Common Shares. No Series of Class A Common Shares shall entitle its holders to any other dividend or to any cumulative dividends.

1.1.5

Remaining Property. Subject to Section 3.3 and Section 4.5 as well as the provisions of the Shareholders Agreement, upon the liquidation or dissolution of the Corporation, holders of Class A Common Shares shall have the right to share the remaining property of the Corporation pari passu with the holders of the Class B Common Shares.

1.1.6

Partial Payment. Subject to Section 3.3 and Section 4.5, if any amount payable on return of capital and on distribution of assets upon liquidation or dissolution in respect of Class A Common Shares of all Series are not paid in full, the Class A Common Shares of all Series must participate proportionally in respect of such operations, in proportion to the amounts due on each Series.

1.1.7

Priority. Subject to Section 3.3 and Section 4.5, no rights, preferences, conditions or restrictions attached to a Series of Class A Common Shares confer a preferential treatment in respect of dividends, return of capital or distribution of assets upon liquidation or dissolution, on a Series of Class A Common Shares over any other Series of Class A Common Shares that are then issued and outstanding.

1.2	Features specific to each Series

1.2.1	Class A Common Shares, Series A

(a)

Series. In accordance with the rights, privileges, conditions and restrictions provided for in the description of the Class A Common Shares, an unlimited number of Class A Common Shares, Series A are created. In addition to the rights, privileges, conditions and restrictions attaching to the Class A Common Shares, Series A of such shares will carry the rights, privileges, conditions and restrictions set out below in this Section 1.2.1.

(b)	Consideration. Class A Common Shares, Series A may only be issued for a consideration payable in money or in property.

(c)

Voting Right. Holders of Class A Common Shares, Series A shall have the right to receive notice of any meeting of shareholders of the Corporation, to attend such meeting and to vote thereat on the basis of 1.0000001 votes per Class A Common Share, Series A.

1.2.2	Class A Common Shares, Series B

(a)

Series. In accordance with the rights, privileges, conditions and restrictions provided for in the description of the Class A Common Shares, an unlimited number of Class A Common Shares, Series B are created. In addition to the rights, privileges, conditions and restrictions attaching to the Class A Common Shares, Series B of such shares will carry the rights, privileges, conditions and restrictions set out below in this Section 1.2.2.

(b)	Consideration. Class A Common Shares, Series B may be only be issued for a consideration payable in money.

(c)

Voting Right. Holders of Class A Common Shares, Series B shall have the right to receive notice of any meeting of shareholders of the Corporation, to attend such meeting and to vote thereat on the basis of one (1) vote per Class A Common Share, Series B.

1.2.3	Class A Common Shares, Series C

(a)

Series. In accordance with the rights, privileges, conditions and restrictions provided for in the description of the Class A Common Shares, an unlimited number of Class A Common Shares, Series C are created. In addition to the rights, privileges, conditions and restrictions attaching to the Class A Common Shares, Series C of such shares will carry the rights, privileges, conditions and restrictions set out below in this Section 1.2.3.

(b)	Consideration. Class A Common Shares, Series C may be only be issued for a consideration payable in money.

(c)

Voting Right. Holders of Class A Common Shares, Series C shall have the right to receive notice of any meeting of shareholders of the Corporation, to attend such meeting and to vote thereat on the basis of one (1) vote per Class A Common Share, Series C.

(d)

Right to Exchange Shares. Holders of Class A Common Shares, Series C shall have the right, at any time and in their entire discretion, with respect to all or part of their shares, to exchange their Class A Common Shares, Series C for Class A Common Shares, Series B.

(e)

Terms of Exchange. The rate of exchange shall be one (1) Class A Common Share, Series B for each Class A Common Share, Series C which shall be exchanged. In accordance with the provisions of the Canada Business Corporations Act, the Class A Common Shares, Series C so exchanged shall be automatically cancelled and shall automatically become Class A Common Shares, Series B at the date of their exchange and the Corporation shall amend accordingly the stated capital accounts maintained for the Class A Common Shares, Series C and Class A Common Shares, Series B.

(f)

Exchange Procedure. Holders of Class A Common Shares, Series C who wish to exchange their shares shall deliver to the registered office of the Corporation a notice in writing indicating the number of Class A Common Shares, Series C which they wish to exchange as well as the date at which such exchange shall take place. This notice shall be sent along with the certificate or certificates representing the Class A Common Shares, Series C which are to be exchanged and shall bear the signature of the person registered in the corporate records as being the holder of these Class A Common Shares, Series C or the signature of its duly authorized representative. Upon receipt of this notice and of the certificate or certificates representing the Class A Common Shares, Series C which are to be exchanged, the Corporation shall draw up a certificate for the Class A Common Shares, Series B to be issued as consideration for the exchange.

2.	CLASS B COMMON SHARES

Subject to the provisions of these articles, the Class B Common Shares shall carry the following rights, privileges, conditions and restrictions:

2.1	Voting Right

Except where the right to vote is conferred specifically thereon by the Canada Business Corporations Act, the Class B Common Shares shall not confer upon their holders the right to vote at meetings of shareholders, to be convened to or to attend such meetings.

2.2	Dividends

Subject to the rights of the holders of Class B Preferred Shares, holders of Class B Common Shares shall have the right to receive any dividend declared by the Corporation pari passu with the holders of Class A Common Shares.

2.3	Remaining Property

Subject to Section 3.3 and Section 4.5, as well as the provisions of the Shareholders Agreement, upon the liquidation or dissolution of the Corporation, holders of Class B Common Shares shall have the right to share the remaining property of the Corporation pari passu with the holders of Class A Common Shares.

3.	CLASS A PREFERRED SHARES

Subject to the provisions of these articles, the Class A Preferred Shares shall carry the following rights, privileges, conditions and restrictions:

3.1	Voting Right

Except where the right to vote is conferred specifically thereon by the Canada Business Corporations Act, the Class A Preferred Shares shall not confer upon their holders the right to vote at meetings of shareholders, to be convened to or to attend such meetings.

3.2	Dividends

Holders of Class A Preferred Shares shall not have the right to receive any dividend declared by the Corporation.

3.3	Reimbursement

Subject to Section 4.5, as well as the provisions of the Shareholders Agreement, upon the liquidation or dissolution of the Corporation, holders of Class A Preferred Shares shall receive, in priority to the holders of Class A Common Shares and Class B Common Shares an amount equal to US$1.00 per Class A Preferred Share.

3.4	Additional Participation

Holders of Class A Preferred Shares shall not participate further in the property or profits of the Corporation.

3.5	Exchange Right

3.5.1	Right to Exchange Shares

Holders of Class A Preferred Shares shall have the right with respect to all or part of their shares, to exchange their Class A Preferred Shares for Class A Common Shares Series A in accordance with the provisions of the Shareholders Agreement.

3.5.2	Terms of Exchange

In accordance with the provisions of the Canada Business Corporations Act, the Class A Preferred Shares so exchanged shall be automatically cancelled and shall automatically become Class A Common Shares Series A in accordance with the provisions of the Shareholders Agreement at the date of their exchange and the Corporation shall amend accordingly the stated capital accounts maintained for the Class A Preferred Shares and Class A Common Shares Series A.

3.5.3	Exchange Procedure

Holders of Class A Preferred Shares who wish to exchange their shares shall deliver to the registered office of the Corporation a notice in writing indicating the number of Class A Preferred Shares which they wish to exchange as well as the date at which such exchange shall take place. This notice shall be sent along with the certificate or certificates representing the Class A Preferred Shares which are to be exchanged and shall bear the signature of the person registered in the corporate records as being the holder of these Class A Preferred Shares or the signature of its duly authorized representative. Upon receipt of this notice and of the certificate or certificates representing the Class A Preferred Shares which are to be exchanged, the Corporation shall draw up a certificate for the Class A Common Shares Series A to be issued as consideration for the exchange.

4.	CLASS B PREFERRED SHARES

Subject to the provisions of these articles, the Class B Preferred Shares shall carry the following rights, privileges, conditions and restrictions:

4.1	Voting Right

Except where the right to vote is conferred specifically thereon by the Canada Business Corporations Act, the Class B Preferred Shares shall not confer upon their holders the right to vote at meetings of shareholders, to be convened to or to attend such meetings.

4.2	Dividends

Holders of Class B Preferred Shares shall have the right to receive, for each Class B Preferred Share, out of the funds legally available for the payment of dividends, a cumulative, fixed, preferential dividend equal to fifteen percent (15%) per annum of the Class B Adjusted Price (as defined in Section 4.9) which amount shall (i) accrue daily from the date of issuance; and (ii) be compounded quarterly, provided, however that starting on the date that is eight (8) years from the date of issuance, the dividend rate shall increase by one percent (1%) per annum.

Such dividends accrue whether or not they are declared by the Board of Directors but are payable only upon the earliest to occur of (a) a liquidation or dissolution of the Corporation; or (b) the redemption of all of the Class B Preferred Shares pursuant to Section 4.3 or 4.4.

4.3	Mandatory Redemption by Corporation

Subject to the provisions of the Canada Business Corporations Act, on the date that is ten (10) years from the date of first issuance of any Class B Preferred Shares (the “Class B Redemption Date”), the Corporation shall automatically and unilaterally redeem all of the Class B Preferred Shares then outstanding, the whole in accordance with the following terms and conditions:

4.3.1

on the Class B Redemption Date, the Class B Preferred Shares redeemed shall be cancelled automatically and their holders shall have the right, upon surrender of the duly endorsed certificates representing such shares, to the payment of an amount equal (a) the Class B Adjusted Price, plus (b) all accrued and unpaid dividends thereon (the “Class B Redemption Value”); and

4.3.2

in respect of holders of redeemed Class B Preferred Shares who fail to surrender for cancellation the certificates representing such shares, the Corporation may deposit an amount corresponding to their Class B Redemption Value with the Minister of Finance of the Province of Québec, in accordance with the provisions of the Deposit Act, R.S.Q., c. D-5, or at any other location designated in the notice of redemption, for such holders. The rights of such holders shall be limited to receiving the amount so deposited to their credit upon surrender of the certificates representing the redeemed shares.

4.4	Redemption on Demand by Holder

Any holder of Class B Preferred Shares may require, at any time following the date that is five (5) years and two (2) days from the date of issuance, that the Corporation redeem all or part of the Class B Preferred Shares of such holder, concurrently with and conditional upon the closing of (a) a Sale Transaction (as defined in Section 4.9); or (b) an IPO (as defined in Section 4.9), in which case the Corporation shall be bound to redeem same, the whole in accordance with the following terms and conditions:

4.4.1

a redemption demand notice is signed by the registered holder of the Class B Preferred Shares and given to the secretary of the Corporation accompanied by the certificates representing the Class B Preferred Shares to be redeemed. The redemption demand notice shall specify the number of Class B Preferred Shares that the holder wishes to have redeemed;

4.4.2

the Corporation shall deliver or send to the holder having requested the redemption of Class B Preferred Shares, no later than on the tenth (10th ) business day following receipt of the redemption demand notice, a written notice indicating (i) whether the Corporation is able to pay the Class B Redemption Value of all of the Class B Preferred Shares contemplated by the redemption demand notice without breaching any provision of the Canada Business Corporations Act, or (ii) where applicable, the number of Class B Preferred Shares that may be the object of such payment without breaching any provision of the Canada Business Corporations Act (the “Class B Response”);

4.4.3

if the Class B Response states that the Corporation cannot pay for all of the Class B Preferred Shares contemplated by the redemption demand notice, the holder of such Class B Preferred Shares may then, within five (5) business days following receipt of the Class B Response, by means of a written notice delivered to the Corporation, (i) maintain his redemption demand notice for all or part of the shares initially contemplated by the redemption demand notice or (ii) completely withdraw his redemption demand notice (the “Class B Final Decision”). If such a notice is not sent, the holder of the Class B Preferred Shares shall be deemed to have maintained his request for all of the Class B Preferred Shares initially contemplated by the redemption demand notice;

4.4.4

on the twentieth (20th) business day following receipt of the redemption demand notice of a holder (for the purposes of this Section 4.4, the “Class B Redemption Date”), the Corporation shall redeem the Class B Preferred Shares contemplated by the Class B Final Decision of such holder, and the holder of the said shares shall receive:

(a)

payment of any portion of the Class B Redemption Value of the redeemed Class B Preferred Shares that the Corporation can pay without breaching the provisions of the Canada Business Corporations Act; and

(b)

a certificate for the remaining Class B Preferred Shares represented by the certificates surrendered to the Corporation pursuant to Section 4.4.1, if the Class B Final Decision of such holder indicates that only a part of his Class B Preferred Shares which are represented by certificate are to be redeemed;

4.4.5	on the Class B Redemption Date:

(a)

all Class B Preferred Shares redeemed at the request of a holder shall be irrevocably cancelled, and such holder shall then cease to benefit from the rights attaching thereto, except the right to receive payment of the Class B Redemption Value thereof; and

(b)	the issued and paid-up stated capital account for the Class B Preferred Shares shall be deducted in accordance with the Canada Business Corporations Act;

4.4.6

the holder of Class B Preferred Shares that have been redeemed but not entirely paid on the Class B Redemption Date shall be entitled to receive payment of any remaining amount of the Class B Redemption Value of his shares as soon as the Corporation may legally do so. Any balance of payment owing shall accrue interest at the same rate as the Class B Preferred Shares were accruing dividends.

4.5	Reimbursement

Subject to the provisions of the Shareholders Agreement, upon the liquidation or dissolution of the Corporation, holders of Class B Preferred Shares shall receive, in priority to the holders of Class A Common Shares, Class B Common Shares and Class A Preferred Shares, an amount equal to the Class B Redemption Value.

4.6	Additional Participation

Holders of Class B Preferred Shares shall not participate further in the property or profits of the Corporation.

4.7	Exchange Right

4.7.1	Right to Exchange Shares

At any time, any two (2) holders of Class B Preferred Shares representing at least fifteen percent (15%) of the then issued and outstanding Class B Preferred Shares, shall have the right to require that the Corporation exchange all and not less than all of the issued and outstanding Class B Preferred Shares for Class A Common Shares. The Class A Common Shares shall be issued in the same Series as the holder already holds in such Class A Common Shares.

4.7.2	Terms of Exchange

(a)

Each Class B Preferred Share shall be exchanged for a number of Class A Common Shares determined by dividing the Class B Redemption Value of such Class B Preferred Share by the Fair Market Value (as defined in Section 4.9).

(b)

No fractional Class A Common Share shall be issued to a holder upon conversion of the Class B Preferred Shares. Instead, any fractional Class A Common Share to be issued to a holder as a result of the exchange of his Class B Preferred Shares (calculated globally) shall be rounded down to next whole share.

4.7.3	Exchange Procedure

(a)

The two initiating holders of Class B Preferred Shares wishing to cause such exchange shall deliver to the registered office of the Corporation a notice in writing (the “Exchange Notice”) indicating such decision.

(b)

The Corporation shall deliver or send to all holders of Class B Preferred Shares by mail to the last known address of each holder, no later than on the ninetieth (90th) business day following receipt of the Exchange Notice, a written notice confirming receipt of the exchange request, including a confirmation of the Fair Market Value as of the date of receipt of the notice and the resulting rate of exchange.

(c)

In accordance with the provisions of the Canada Business Corporations Act, the Class B Preferred Shares so exchanged shall be automatically cancelled as at the date of the Exchange Notice and shall automatically become Class A Common Shares in accordance with the provisions of these articles at the date of their exchange and the Corporation shall deduct from the stated capital account maintained for the Class B Preferred Shares the stated capital of all Class B Preferred Shares exchanged immediately before the exchange and add such amount to the stated capital account maintained for the Class A Common Shares. Until such time as the Fair Market Value is determined and the required Class A Common Shares are duly issued, all Distributions (as defined in Section 4.9) in respect of any Class A Common Shares and Class B Common Shares between the date of the Exchange Notice and the date of confirmation of the Fair Market Value and issuance of such Class A Common Shares shall be held in escrow by or on behalf of the Corporation for rateable distribution to the holders of Class A Common Shares and Class B Common Shares after giving effect to such exchange.

4.8	Protective Provisions

So long as at least 4,461,997 Class B Preferred Shares remain outstanding, the Corporation shall not, without the prior written consent of holders representing at least eighty-five percent (85%) of the Class B Preferred Shares then outstanding, take any of the following actions:

4.8.1	issue any shares having dividend, liquidity or redemption features more favorable than the terms of the Class B Preferred Shares;

4.8.2	declare or pay, or cause PHC to declare or pay distributions or dividends on any other classes of shares; and

4.8.3	redeem any shares, or cause PHC to redeem any shares, except as may be required to respect the provisions of Sections 5.3(d), 5.3(f) and Article 9 of the Shareholders Agreement.

4.9	Interpretation

For the purposes of the Class B Preferred Share provisions, any reference herein to gender includes all genders and words importing the singular include the plural and vice versa, and the following terms have the following meanings:

4.9.1

“Class B Adjusted Price” means the consideration received by the Corporation upon the issuance of Class B Preferred Shares (denominated in the currency in which such consideration was received), less any amount distributed in respect of such shares on a reduction of the stated capital account maintained in respect of the Class B Preferred Shares and subject to adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization in respect of the Class B Preferred Shares.

4.9.2

“Control” (with the terms “Controlling”, “Controlled by” and “under common Control with” having correlative meanings) means (i) in relation to a Person that is a corporation, the ownership, directly or indirectly, of voting securities of such Person carrying more than fifty percent (50%) of the voting rights attaching to all voting securities of such Person and which are sufficient, if exercised, to elect a majority of its board of directors, and (ii) in relation to a Person that is a partnership, limited partnership, business trust or other similar entity, (x) the ownership, directly or indirectly, of voting securities of such Person carrying more than fifty percent (50%) of the voting rights attaching to all voting securities of the Person or (y) the ownership of other interests or the holding of a position (such as trustee) entitling the holder thereof to exercise control and direction over the activities of such Person. For the avoidance of doubt, any voting trustee in respect of voting securities shall be deemed to indirectly own such voting securities.

4.9.1

“Distribution” means any payment on account or in respect of any Class A Common Shares or Class B Common Shares, including any and all amounts paid or payable on account of dividends, including any stock dividends, any purchase, repurchase, redemption or retraction price of any Class A Common Shares or Class B Common Shares, any increase or reduction of capital or any other capital or surplus distribution.

4.9.2

“IPO” means the initial public offering of IPO Shares whereby such IPO Shares become listed on one or more of The Toronto Stock Exchange, The TSX Venture Exchange, the Nasdaq National Market or the New York Stock Exchange, or any other reputable and established stock exchange or organized securities market in the United States or Canada.

4.9.3

“IPO Shares” means any class of shares (including subordinate shares) in the capital of or other interest in the Corporation or a Subsidiary or a successor thereof, at its sole discretion, to be issued or sold to the public in connection with an initial public offering of securities of the Corporation, a Subsidiary or a successor thereof in Canada or in the United States or both.

4.9.4

“Fair Market Value” means the fair market value of a Class A Common Share determined by the Corporation’s independent valuators at the time of receipt of the Exchange Notice (prior to giving effect to such exchange but taking into account the Class B Redemption Value of all outstanding Class B Preferred Shares and determined without regard to any minority or private company discount or premium for controlling interest); provided that in the case of an IPO, the conversion price per share shall be equal to the IPO offering price.

4.9.5

“Person” means any natural person, partnership, limited liability partnership, corporation, joint stock company, trust, unincorporated association, joint venture or other entity or governmental entity, and pronouns have a similarly extended meaning.

4.9.6	“PHC” means Pivotal Holdings Corporation.

4.9.7

“Sale Transaction” means (i) any change in Control of the Corporation, PHC or Nuvei Technologies Corp., or (ii) the direct or indirect sale or transfer of all or substantially all of the assets of the Corporation, PHC or Nuvei Technologies Corp.

4.9.8	“Subsidiary” means any Person which the Corporation Controls.

Innovation, Science and
Economic Development Canada
Corporations Canada
Innovation, Sciences et
Dévelopment économique Canada
Corporations Canada
Certificate of Amendment
Canada Business Corporations Act
Certificat de modification
Loi canadienne sur les sociétés par actions
NUVEI CORPORATION
CORPORATION NUVEI
Corporate name / Dénomination sociale
1039046-1
Corporation number / Numéro de société
I HEREBY CERTIFY that the articles of the above-named corporation are amended under section 178 of the Canada Business Corporations Act as set out in the attached articles of amendment.
JE CERTIFIE que les statuts de la société susmentionnée sont modifiés aux termes de l’article 178 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes.
Raymond Edwards
Director / Directeur
2019-12-04
Date of amendment (YYYY-MM-DD)
Date de modification (AAAA-MM-JJ)

Innovation, Science and
Economic Development Canada
Corporations Canada
Innovation, Sciences et
Dévelopment économique Canada
Corporations Canada
Form 4
Articles of Amendment
Canada Business Corporations Act
(CBCA) (s. 27 or 177)
Formulaire 4
Clauses modificatrices
Loi canadienne sur les sociétés par
actions (LCSA) (art. 27 ou 177)
1
Corporate name
Dénomination sociale
NUVEI CORPORATION
CORPORATION NUVEI
2
Corporation number
Numéro de la société
1039046-1
3
The articles are amended as follows
Les statuts sont modifiés de la façon suivante
See attached schedule / Voir l’annexe ci-jointe
4
Declaration: I certify that I am a director or an officer of the corporation.
Déclaration : J’atteste que je suis un administrateur ou un dirigeant de la société.
Original signed by / Original signé par
Philip Fayer
Philip Fayer
514-227-6888
Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250 (1) of the CBCA).
Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d’une amende maximale de 5 000 $ et d’un emprisonnement maximal de six mois, ou l’une de ces peines (paragraphe 250(1) de la LCSA).
You are providing information required by the CBCA. Note that both the CBCA and the Privacy Act allow this information to be disclosed to the public. It will be stored in personal information bank number IC/PPU-049.
Vous fournissez des renseignements exigés par la LCSA. Il est à noter que la LCSA et la Loi sur les renseignements personnels permettent que de tels renseignements soient divulgués au public. Ils seront stockés dans la banque de renseignements personnels numéro IC/PPU-049.
IC 3069 (2008/04)

SCHEDULE A-1

ARTICLES OF AMENDMENT

D:	Other changes:

The articles of the Corporation are amended as follows:

1.

Creation of a new Series of Class A Common shares designated as “Class A Common shares, Series D”, the authorized number of which is unlimited and the rights, privileges, conditions and restrictions of which are described in Schedule A attached to the Articles of Amendment and forming an integral part hereof;

2.

Amendment of the rights, privileges, conditions and restrictions attached to the Class B Common shares in order to acknowledge the pari passu rank of the Class A Common shares, Series D as regards to the payment of dividends and upon the dissolution of the Corporation, the partition of its property upon liquidation thereof or the distribution of all or part of its assets among the shareholders and the changes necessary for such amendment shall apply mutatis mutandis to the provisions pertaining to the said shares.

3.	Replacement of the Schedule A attached to the Articles of the Corporation by the Schedule A attached to the Articles of Amendment and forming an integral part hereof.

SCHEDULE A

DESCRIPTION OF SHARE CAPITAL

The Corporation is authorized to issue an unlimited number of class A common shares (the “Class A Common Shares”) issuable in series (each, a “Series”), an unlimited number of class B common shares (the “Class B Common Shares”), 1,000 Class A preferred shares (the “Class A Preferred Shares”) and 89,239,939 Class B preferred shares (the “Class B Preferred Shares”).

1.	CLASS A COMMON SHARES

Subject to the provisions of these articles, the Class A Common Shares shall carry the following rights, privileges, conditions and restrictions:

1.1	Features Specific to this Class of Shares

1.1.1	Series. Subject to Section 1.1.2, the Class A Common Shares will be issued in Series.

1.1.2

Powers of the Board. The Board of Directors may, from time to time, subject to the provisions of the Corporation’s shareholders’ agreement dated September 21, 2017, as amended from time to time (the “Shareholders Agreement”), and in addition to the various Series created under Section 1.2, provide for the creation and issuance of additional Series of Class A Common Shares and the Board of Directors shall, prior to the issuance of the Class A Common Shares of any such Series:

(a)	establish the designation of such Series of Class A Common Shares;

(b)	determine the number of Class A Common Shares constituting such Series;

(c)	determine, subject to the characteristics applicable to all Class A Common Shares, the rights and restrictions attaching to such Series of shares; and

(d)	amend the articles of the Corporation accordingly, in accordance with the Canada Business Corporations Act.

1.1.3

Voting Rights. Holders of Class A Common Shares shall have the right to receive notice of any meeting of shareholders of the Corporation, to attend such meeting and to vote thereat on the basis of the voting rights associated with each Series.

1.1.4

Dividends. Subject to the rights of the holders of Class B Preferred Shares, holders of Class A Common Shares shall have the right to receive any dividend declared by the Corporation pari passu with the holders of Class B Common Shares. No Series of Class A Common Shares shall entitle its holders to any other dividend or to any cumulative dividends.

1.1.5

Remaining Property. Subject to Section 3.3 and Section 4.5 as well as the provisions of the Shareholders Agreement, upon the liquidation or dissolution of the Corporation, holders of Class A Common Shares shall have the right to share the remaining property of the Corporation pari passu with the holders of the Class B Common Shares.

1.1.6

Partial Payment. Subject to Section 3.3 and Section 4.5, if any amount payable on return of capital and on distribution of assets upon liquidation or dissolution in respect of Class A Common Shares of all Series are not paid in full, the Class A Common Shares of all Series must participate proportionally in respect of such operations, in proportion to the amounts due on each Series.

1.1.7

Priority. Subject to Section 3.3 and Section 4.5, no rights, preferences, conditions or restrictions attached to a Series of Class A Common Shares confer a preferential treatment in respect of dividends, return of capital or distribution of assets upon liquidation or dissolution, on a Series of Class A Common Shares over any other Series of Class A Common Shares that are then issued and outstanding.

1.2	Features specific to each Series

1.2.1	Class A Common Shares, Series A

(a)

Series. In accordance with the rights, privileges, conditions and restrictions provided for in the description of the Class A Common Shares, an unlimited number of Class A Common Shares, Series A are created. In addition to the rights, privileges, conditions and restrictions attaching to the Class A Common Shares, Series A of such shares will carry the rights, privileges, conditions and restrictions set out below in this Section 1.2.1.

(b)	Consideration. Class A Common Shares, Series A may only be issued for a consideration payable in money or in property.

(c)

Voting Right. Holders of Class A Common Shares, Series A shall have the right to receive notice of any meeting of shareholders of the Corporation, to attend such meeting and to vote thereat on the basis of 1.0000001 votes per Class A Common Share, Series A.

1.2.2	Class A Common Shares, Series B

(a)

Series. In accordance with the rights, privileges, conditions and restrictions provided for in the description of the Class A Common Shares, an unlimited number of Class A Common Shares, Series B are created. In addition to the rights, privileges, conditions and restrictions attaching to the Class A Common Shares, Series B of such shares will carry the rights, privileges, conditions and restrictions set out below in this Section 1.2.2.

(b)	Consideration. Class A Common Shares, Series B may only be issued for a consideration payable in money or in property.

(c)

Voting Right. Holders of Class A Common Shares, Series B shall have the right to receive notice of any meeting of shareholders of the Corporation, to attend such meeting and to vote thereat on the basis of one (1) vote per Class A Common Share, Series B.

1.2.3	Class A Common Shares, Series C

(a)

Series. In accordance with the rights, privileges, conditions and restrictions provided for in the description of the Class A Common Shares, an unlimited number of Class A Common Shares, Series C are created. In addition to the rights, privileges, conditions and restrictions attaching to the Class A Common Shares, Series C of such shares will carry the rights, privileges, conditions and restrictions set out below in this Section 1.2.3.

(b)	Consideration. Class A Common Shares, Series C may only be issued for a consideration payable in money or in property.

(c)

Voting Right. Holders of Class A Common Shares, Series C shall have the right to receive notice of any meeting of shareholders of the Corporation, to attend such meeting and to vote thereat on the basis of one (1) vote per Class A Common Share, Series C.

(d)

Right to Exchange Shares. Holders of Class A Common Shares, Series C shall have the right, at any time and in their entire discretion, with respect to all or part of their shares, to exchange their Class A Common Shares, Series C for Class A Common Shares, Series B.

(e)

Terms of Exchange. The rate of exchange shall be one (1) Class A Common Share, Series B for each Class A Common Share, Series C which shall be exchanged. In accordance with the provisions of the Canada Business Corporations Act, the Class A Common Shares, Series C so exchanged shall be automatically cancelled and shall automatically become Class A Common Shares, Series B at the date of their exchange and the Corporation shall amend accordingly the stated capital accounts maintained for the Class A Common Shares, Series C and Class A Common Shares, Series B.

(f)

Exchange Procedure. Holders of Class A Common Shares, Series C who wish to exchange their shares shall deliver to the registered office of the Corporation a notice in writing indicating the number of Class A Common Shares, Series C which they wish to exchange as well as the date at which such exchange shall take place. This notice shall be sent along with the certificate or certificates representing the Class A Common Shares, Series C which are to be exchanged and shall bear the signature of the person registered in the corporate records as being the holder of these Class A Common Shares, Series C or the signature of its duly authorized representative. Upon receipt of this notice and of the certificate or certificates representing the Class A Common Shares, Series C which are to be exchanged, the Corporation shall draw up a certificate for the Class A Common Shares, Series B to be issued as consideration for the exchange.

1.2.4	Class A Common Shares, Series D

(a)

Series. In accordance with the rights, privileges, conditions and restrictions provided for in the description of the Class A Common Shares, an unlimited number of Class A Common Shares, Series D are created. In addition to the rights, privileges, conditions and restrictions attaching to the Class A Common Shares, Series D of such shares will carry the rights, privileges, conditions and restrictions set out below in this Section 1.2.4.

(b)	Consideration. Class A Common Shares, Series D may only be issued for a consideration payable in money or in property.

(c)

Voting Right. Holders of Class A Common Shares, Series D shall have the right to receive notice of any meeting of shareholders of the Corporation, to attend such meeting and to vote thereat on the basis of 1.0000002 votes per Class A Common Share, Series D.

2.	CLASS B COMMON SHARES

Subject to the provisions of these articles, the Class B Common Shares shall carry the following rights, privileges, conditions and restrictions:

2.1	Voting Right

Except where the right to vote is conferred specifically thereon by the Canada Business Corporations Act, the Class B Common Shares shall not confer upon their holders the right to vote at meetings of shareholders, to be convened to or to attend such meetings.

2.2	Dividends

Subject to the rights of the holders of Class B Preferred Shares, holders of Class B Common Shares shall have the right to receive any dividend declared by the Corporation pari passu with the holders of Class A Common Shares.

2.3	Remaining Property

Subject to Section 3.3 and Section 4.5, as well as the provisions of the Shareholders Agreement, upon the liquidation or dissolution of the Corporation, holders of Class B Common Shares shall have the right to share the remaining property of the Corporation pari passu with the holders of Class A Common Shares.

3.	CLASS A PREFERRED SHARES

Subject to the provisions of these articles, the Class A Preferred Shares shall carry the following rights, privileges, conditions and restrictions:

3.1	Voting Right

Except where the right to vote is conferred specifically thereon by the Canada Business Corporations Act, the Class A Preferred Shares shall not confer upon their holders the right to vote at meetings of shareholders, to be convened to or to attend such meetings.

3.2	Dividends

Holders of Class A Preferred Shares shall not have the right to receive any dividend declared by the Corporation.

3.3	Reimbursement

Subject to Section 4.5, as well as the provisions of the Shareholders Agreement, upon the liquidation or dissolution of the Corporation, holders of Class A Preferred Shares shall receive, in priority to the holders of Class A Common Shares and Class B Common Shares an amount equal to US$1.00 per Class A Preferred Share.

3.4	Additional Participation

Holders of Class A Preferred Shares shall not participate further in the property or profits of the Corporation.

3.5	Exchange Right

3.5.1	Right to Exchange Shares

Holders of Class A Preferred Shares shall have the right with respect to all or part of their shares, to exchange their Class A Preferred Shares for Class A Common Shares, Series A in accordance with the provisions of the Shareholders Agreement.

3.5.2	Terms of Exchange

In accordance with the provisions of the Canada Business Corporations Act, the Class A Preferred Shares so exchanged shall be automatically cancelled and shall automatically become Class A Common Shares, Series A in accordance with the provisions of the Shareholders Agreement at the date of their exchange and the Corporation shall amend accordingly the stated capital accounts maintained for the Class A Preferred Shares and Class A Common Shares, Series A.

3.5.3	Exchange Procedure

Holders of Class A Preferred Shares who wish to exchange their shares shall deliver to the registered office of the Corporation a notice in writing indicating the number of Class A Preferred Shares which they wish to exchange as well as the date at which such exchange shall take place. This notice shall be sent along with the certificate or certificates representing the Class A Preferred Shares which are to be exchanged and shall bear the signature of the person registered in the corporate records as being the holder of these Class A Preferred Shares or the signature of its duly authorized representative. Upon receipt of this notice and of the certificate or certificates representing the Class A Preferred Shares which are to be exchanged, the Corporation shall draw up a certificate for the Class A Common Shares, Series A to be issued as consideration for the exchange.

4.	CLASS B PREFERRED SHARES

Subject to the provisions of these articles, the Class B Preferred Shares shall carry the following rights, privileges, conditions and restrictions:

4.1	Voting Right

Except where the right to vote is conferred specifically thereon by the Canada Business Corporations Act, the Class B Preferred Shares shall not confer upon their holders the right to vote at meetings of shareholders, to be convened to or to attend such meetings.

4.2	Dividends

Holders of Class B Preferred Shares shall have the right to receive, for each Class B Preferred Share, out of the funds legally available for the payment of dividends, a cumulative, fixed, preferential dividend equal to fifteen percent (15%) per annum of the Class B Adjusted Price (as defined in Section 4.9) which amount shall (i) accrue daily from the date of issuance; and (ii) be compounded quarterly, provided, however that starting on the date that is eight (8) years from the date of issuance, the dividend rate shall increase by one percent (1%) per annum.

Such dividends accrue whether or not they are declared by the Board of Directors but are payable only upon the earliest to occur of (a) a liquidation or dissolution of the Corporation; or (b) the redemption of all of the Class B Preferred Shares pursuant to Section 4.3 or 4.4.

4.3	Mandatory Redemption by Corporation

Subject to the provisions of the Canada Business Corporations Act, on the date that is ten (10) years from the date of first issuance of any Class B Preferred Shares (the “Class B Redemption Date”), the Corporation shall automatically and unilaterally redeem all of the Class B Preferred Shares then outstanding, the whole in accordance with the following terms and conditions:

4.3.1

on the Class B Redemption Date, the Class B Preferred Shares redeemed shall be cancelled automatically and their holders shall have the right, upon surrender of the duly endorsed certificates representing such shares, to the payment of an amount equal (a) the Class B Adjusted Price, plus (b) all accrued and unpaid dividends thereon (the “Class B Redemption Value”); and

4.3.2

in respect of holders of redeemed Class B Preferred Shares who fail to surrender for cancellation the certificates representing such shares, the Corporation may deposit an amount corresponding to their Class B Redemption Value with the Minister of Finance of the Province of Québec, in accordance with the provisions of the Deposit Act, R.S.Q., c. D-5, or at any other location designated in the notice of redemption, for such holders. The rights of such holders shall be limited to receiving the amount so deposited to their credit upon surrender of the certificates representing the redeemed shares.

4.4	Redemption on Demand by Holder

Any holder of Class B Preferred Shares may require, at any time following the date that is five (5) years and two (2) days from the date of issuance, that the Corporation redeem all or part of the Class B Preferred Shares of such holder, concurrently with and conditional upon the closing of (a) a Sale Transaction (as defined in Section 4.9); or (b) an IPO (as defined in Section 4.9), in which case the Corporation shall be bound to redeem same, the whole in accordance with the following terms and conditions:

4.4.1

a redemption demand notice is signed by the registered holder of the Class B Preferred Shares and given to the secretary of the Corporation accompanied by the certificates representing the Class B Preferred Shares to be redeemed. The redemption demand notice shall specify the number of Class B Preferred Shares that the holder wishes to have redeemed;

4.4.2

the Corporation shall deliver or send to the holder having requested the redemption of Class B Preferred Shares, no later than on the tenth (10th) business day following receipt of the redemption demand notice, a written notice indicating (i) whether the Corporation is able to pay the Class B Redemption Value of all of the Class B Preferred Shares contemplated by the redemption demand notice without breaching any provision of the Canada Business Corporations Act, or (ii) where applicable, the number of Class B Preferred Shares that may be the object of such payment without breaching any provision of the Canada Business Corporations Act (the “Class B Response”);

4.4.3

if the Class B Response states that the Corporation cannot pay for all of the Class B Preferred Shares contemplated by the redemption demand notice, the holder of such Class B Preferred Shares may then, within five (5) business days following receipt of the Class B Response, by means of a written notice delivered to the Corporation, (i) maintain his redemption demand notice for all or part of the shares initially contemplated by the redemption demand notice or (ii) completely withdraw his redemption demand notice (the “Class B Final Decision”). If such a notice is not sent, the holder of the Class B Preferred Shares shall be deemed to have maintained his request for all of the Class B Preferred Shares initially contemplated by the redemption demand notice;

4.4.4

on the twentieth (20th ) business day following receipt of the redemption demand notice of a holder (for the purposes of this Section 4.4, the “Class B Redemption Date”), the Corporation shall redeem the Class B Preferred Shares contemplated by the Class B Final Decision of such holder, and the holder of the said shares shall receive:

(a)

payment of any portion of the Class B Redemption Value of the redeemed Class B Preferred Shares that the Corporation can pay without breaching the provisions of the Canada Business Corporations Act; and

(b)

a certificate for the remaining Class B Preferred Shares represented by the certificates surrendered to the Corporation pursuant to Section 4.4.1, if the Class B Final Decision of such holder indicates that only a part of his Class B Preferred Shares which are represented by certificate are to be redeemed;

4.4.5	on the Class B Redemption Date:

(a)

all Class B Preferred Shares redeemed at the request of a holder shall be irrevocably cancelled, and such holder shall then cease to benefit from the rights attaching thereto, except the right to receive payment of the Class B Redemption Value thereof; and

(b)	the issued and paid-up stated capital account for the Class B Preferred Shares shall be deducted in accordance with the Canada Business Corporations Act;

4.4.6

the holder of Class B Preferred Shares that have been redeemed but not entirely paid on the Class B Redemption Date shall be entitled to receive payment of any remaining amount of the Class B Redemption Value of his shares as soon as the Corporation may legally do so. Any balance of payment owing shall accrue interest at the same rate as the Class B Preferred Shares were accruing dividends.

4.5	Reimbursement

Subject to the provisions of the Shareholders Agreement, upon the liquidation or dissolution of the Corporation, holders of Class B Preferred Shares shall receive, in priority to the holders of Class A Common Shares, Class B Common Shares and Class A Preferred Shares, an amount equal to the Class B Redemption Value.

4.6	Additional Participation

Holders of Class B Preferred Shares shall not participate further in the property or profits of the Corporation.

4.7	Exchange Right

4.7.1	Right to Exchange Shares

At any time, any two (2) holders of Class B Preferred Shares representing at least fifteen percent (15%) of the then issued and outstanding Class B Preferred Shares, shall have the right to require that the Corporation exchange all and not less than all of the issued and outstanding Class B Preferred Shares for Class A Common Shares. The Class A Common Shares shall be issued in the same Series as the holder already holds in such Class A Common Shares.

4.7.2	Terms of Exchange

(a)

Each Class B Preferred Share shall be exchanged for a number of Class A Common Shares determined by dividing the Class B Redemption Value of such Class B Preferred Share by the Fair Market Value (as defined in Section 4.9).

(b)

No fractional Class A Common Share shall be issued to a holder upon conversion of the Class B Preferred Shares. Instead, any fractional Class A Common Share to be issued to a holder as a result of the exchange of his Class B Preferred Shares (calculated globally) shall be rounded down to next whole share.

4.7.3	Exchange Procedure

(a)

The two initiating holders of Class B Preferred Shares wishing to cause such exchange shall deliver to the registered office of the Corporation a notice in writing (the “Exchange Notice”) indicating such decision.

(b)

The Corporation shall deliver or send to all holders of Class B Preferred Shares by mail to the last known address of each holder, no later than on the ninetieth (90th) business day following receipt of the Exchange Notice, a written notice confirming receipt of the exchange request, including a confirmation of the Fair Market Value as of the date of receipt of the notice and the resulting rate of exchange.

(c)

In accordance with the provisions of the Canada Business Corporations Act, the Class B Preferred Shares so exchanged shall be automatically cancelled as at the date of the Exchange Notice and shall automatically become Class A Common Shares in accordance with the provisions of these articles at the date of their exchange and the Corporation shall deduct from the stated capital account maintained for the Class B Preferred Shares the stated capital of all Class B Preferred Shares exchanged immediately before the exchange and add such amount to the stated capital account maintained for the Class A Common Shares. Until such time as the Fair Market Value is determined and the required Class A Common Shares are duly issued, all Distributions (as defined in Section 4.9) in respect of any Class A Common Shares and Class B Common Shares between the date of the Exchange Notice and the date of confirmation of the Fair Market Value and issuance of such Class A Common Shares shall be held in escrow by or on behalf of the Corporation for rateable distribution to the holders of Class A Common Shares and Class B Common Shares after giving effect to such exchange.

4.8	Protective Provisions

So long as at least 4,461,997 Class B Preferred Shares remain outstanding, the Corporation shall not, without the prior written consent of holders representing at least eighty-five percent (85%) of the Class B Preferred Shares then outstanding, take any of the following actions:

4.8.1	issue any shares having dividend, liquidity or redemption features more favorable than the terms of the Class B Preferred Shares;

4.8.2	declare or pay, or cause PHC to declare or pay distributions or dividends on any other classes of shares; and

4.8.3	redeem any shares, or cause PHC to redeem any shares, except as may be required to respect the provisions of Sections 5.3(d), 5.3(f) and Article 9 of the Shareholders Agreement.

4.9	Interpretation

For the purposes of the Class B Preferred Share provisions, any reference herein to gender includes all genders and words importing the singular include the plural and vice versa, and the following terms have the following meanings:

4.9.1

“Class B Adjusted Price” means the consideration received by the Corporation upon the issuance of Class B Preferred Shares (denominated in the currency in which such consideration was received), less any amount distributed in respect of such shares on a reduction of the stated capital account maintained in respect of the Class B Preferred Shares and subject to adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization in respect of the Class B Preferred Shares.

4.9.2

“Control” (with the terms “Controlling”, “Controlled by” and “under common Control with” having correlative meanings) means (i) in relation to a Person that is a corporation, the ownership, directly or indirectly, of voting securities of such Person carrying more than fifty percent (50%) of the voting rights attaching to all voting securities of such Person and which are sufficient, if exercised, to elect a majority of its board of directors, and (ii) in relation to a Person that is a partnership, limited partnership, business trust or other similar entity, (x) the ownership, directly or indirectly, of voting securities of such Person carrying more than fifty percent (50%) of the voting rights attaching to all voting securities of the Person or (y) the ownership of other interests or the holding of a position (such as trustee) entitling the holder thereof to exercise control and direction over the activities of such Person. For the avoidance of doubt, any voting trustee in respect of voting securities shall be deemed to indirectly own such voting securities.

4.9.1

“Distribution” means any payment on account or in respect of any Class A Common Shares or Class B Common Shares, including any and all amounts paid or payable on account of dividends, including any stock dividends, any purchase, repurchase, redemption or retraction price of any Class A Common Shares or Class B Common Shares, any increase or reduction of capital or any other capital or surplus distribution.

4.9.2

“IPO” means the initial public offering of IPO Shares whereby such IPO Shares become listed on one or more of The Toronto Stock Exchange, The TSX Venture Exchange, the Nasdaq National Market or the New York Stock Exchange, or any other reputable and established stock exchange or organized securities market in the United States or Canada.

4.9.3

“IPO Shares” means any class of shares (including subordinate shares) in the capital of or other interest in the Corporation or a Subsidiary or a successor thereof, at its sole discretion, to be issued or sold to the public in connection with an initial public offering of securities of the Corporation, a Subsidiary or a successor thereof in Canada or in the United States or both.

4.9.4

“Fair Market Value” means the fair market value of a Class A Common Share determined by the Corporation’s independent valuators at the time of receipt of the Exchange Notice (prior to giving effect to such exchange but taking into account the Class B Redemption Value of all outstanding Class B Preferred Shares and determined without regard to any minority or private company discount or premium for controlling interest); provided that in the case of an IPO, the conversion price per share shall be equal to the IPO offering price.

4.9.5

“Person” means any natural person, partnership, limited liability partnership, corporation, joint stock company, trust, unincorporated association, joint venture or other entity or governmental entity, and pronouns have a similarly extended meaning.

4.9.6	“PHC” means Pivotal Holdings Corporation.

4.9.7

“Sale Transaction” means (i) any change in Control of the Corporation, PHC or Nuvei Technologies Corp., or (ii) the direct or indirect sale or transfer of all or substantially all of the assets of the Corporation, PHC or Nuvei Technologies Corp.

4.9.8	“Subsidiary” means any Person which the Corporation Controls.